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                                                                      Exhibit 23

              [LETTERHEAD OF MCGLADREY & PULLEN, LLP APPEARS HERE]

                         Independent Auditors' Consent

The Board of Directors
First Federal Bancorporation
Bemidji, Minnesota

        We hereby consent to the incorporation by reference of this report included in this Form 10-KSB in the previously filed Registration Statement of First Federal Bancorporation on Form S-8 (No. 33-98242).

                                        /s/ McGladrey & Pullen, LLP

Duluth, Minnesota
December 23, 1997